                                                                    EXHIBIT 4.5
===============================================================================

                              AMENDED AND RESTATED

                                   SUPPLEMENT
                                      No. 2



                       Effective as of September 12, 1996


                                       to


                                    INDENTURE

                          Dated as of December 17, 1993


                                  by and among


                                  SIMULA, INC.
                                    as Issuer


                            THE SUBSIDIARY GUARANTORS
                                  as Guarantors

                                       and

                           BANK ONE TRUST COMPANY, NA
                                   as Trustee


                          -----------------------------


               Series C 10% Senior Subordinated Convertible Notes

================================================================================

                                TABLE OF CONTENTS

 ARTICLE 1  DEFINITIONS.........................................................................................  1

          SECTION 1.1 Terms Defined in Original Indenture.......................................................  1

          SECTION 1.2 Other Definitions.........................................................................  2

 ARTICLE 2  SERIES C 10% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE 1999.........................................  2

         SECTION 2.1 Designation................................................................................  2

         SECTION 2.2 Authentication.............................................................................  2

         SECTION 2.3 Form of Series C Notes.....................................................................  2

         SECTION 2.4 Terms......................................................................................  2

         SECTION 2.5 Denominations..............................................................................  4

         SECTION 2.6 Form of Series C Note......................................................................  4

         SECTION 2.7 Interest Rate Calculation.................................................................  10

         SECTION 2.8 Supplemental Indentures Without Consent of Holders........................................  10


ARTICLE 3  COVENANTS...........................................................................................  10

         SECTION 3.1 Subsidiary Guarantors.....................................................................  10

ARTICLE 4  MISCELLANEOUS.......................................................................................  10

         SECTION 4.1 Governing Law.............................................................................  10

         SECTION 4.2 Counterparts..............................................................................  10

                                SUPPLEMENT NO. 2

                            DATED SEPTEMBER 12, 1996

         This supplemental indenture ("Supplement") is dated as of September 12, 1996, among Simula, Inc., an Arizona corporation (hereinafter the "Company"), having its principal office at 2700 North Central Avenue, Suite 1000, Phoenix, Arizona 85004; and Simula Government Products, Inc., Intaero, Inc., Airline Interiors, Inc., Coach and Car Equipment Corporation, Artcraft Industries Corp., Simula Automotive Safety Devices, Inc., Safety Equipment, Inc., Sedona Scientific, Inc., International Center for Safety Education, Inc., all Arizona corporations, and ViaTech, Inc., a Delaware corporation (hereinafter the "Subsidiary Guarantors"), having the same principal office as the Company; and Bank One Trust Company, NA, having its principal office at Corporate Trust Client Service Group, 100 East Broad Street, Columbus, Ohio 43271-0181, as trustee (hereinafter the "Trustee").

                                 R E C I T A L S

         The Company has duly authorized the creation of an issue of one or more series of its Notes of the tenor and amount set forth in its indenture dated as of December 17, 1993 ("Indenture"). The Indenture, pursuant to Article 9 and
Article 14 thereof, provides for the execution and delivery of one or more supplemental indentures in connection with one or more series of Notes. In accordance therewith, the Company, Subsidiary Guarantors and Trustee entered into a Supplement dated as of September 12, 1996.

         Subsequent to the execution of the Supplement dated September 12, 1996, and prior to the issuance of any Series C Notes as defined herein, the Company, its Subsidiary Guarantors and the Trustee, pursuant to authority granted in
Article 9 and Article 14 of the Indenture, hereby enter into this Amended and Restated Supplement No. 2 to the Indenture, effective as of September 12, 1996.

         The Indenture requires that all Subsidiaries formed or acquired subsequent to the date of the Indenture become Subsidiary Guarantors. The above-listed entities are subsidiaries of the Company and therefore are executing this Supplement in order to guarantee the obligations of the Company under the Series C Notes, and any additional Notes issued under the Indenture.

         The Notes created by this Supplement are to consist of Series C 10% Senior Subordinated Convertible Notes Due 1999 in fully registered form only, in a total principal amount of up to $14,300,000 as provided herein.

         All things necessary to make the Series C 10% Senior Subordinated Convertible Notes Due 1999, when executed by the Company, authenticated and delivered by the Trustee hereunder, and duly issued by the Company, the valid obligations of the Company, and to make this Supplement a valid agreement of the Company and the Subsidiary Guarantors, in accordance with their and its terms, have been done.

         NOW THEREFORE, for and in consideration of the foregoing, it is mutually covenanted and agreed, for the benefit of the holders of the Notes, as follows:

                                       1

                                   DEFINITIONS

         1.1 Terms Defined in Original Indenture. Except as otherwise set forth in this Supplement, terms defined in the Indenture shall have the same meanings when used in this Supplement.

         1.2      Other Definitions.

                  "Series C Notes" shall mean any one or some or all, as the case may be, of the securities designated in Section 2.1 of this Supplement and authenticated and delivered under Section 2.2 of this Supplement.


                                       2

           SERIES C 10% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE 1999

         2.1 Designation. There is hereby authorized to be issued, and shall be issued under the Indenture, a series of Notes in an aggregate principal amount not to exceed $14,300,000, which shall bear the title Series C 10% Senior Subordinated Convertible Notes Due 1999. Such Series C Notes shall be subject to and secured by the Indenture, this Supplement and the Guarantees.

         2.2 Authentication. The Trustee, upon the execution and delivery of this Supplement, the execution and delivery to it by the Company of the Series C Notes, as hereinabove provided, and compliance with Articles 9 and 14 of the Indenture and without any further action on the part of the Company, shall from time to time authenticate Series C Notes which shall not, in the aggregate, exceed the principal amount of $14,300,000, and shall deliver them to or upon the written order of the Company.

         2.3 Form of Series C Notes. The Series C Notes, which shall be registered Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture (including such variations as may be required to reflect the terms of any subseries of Notes) and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing the Series C Notes, as evidenced by their execution of the Series C Notes.

         The definitive Series C Notes shall be printed, lithographed, engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing the Series C Notes, as evidenced by their execution of the Series C Notes.

         2.4 Terms. Forthwith upon the execution and delivery of this Supplement, or from time to time thereafter, Series C Notes up to a maximum aggregate principal amount of $14,300,000 may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company order and compliance with Articles 9 and 14 of the Indenture, without any further action by the Company. The Series C Notes issued hereunder will rank pari passu with the Initial Notes and any Notes issued by the Company in the future.

         The Series C Notes Stated Maturity shall be September 15, 1999 and they shall bear interest at the rate of 10% per annum from their Date of Issue or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on September 15 and March 15, commencing March 15, 1997, until the principal thereof is paid or duly provided for. The Holder of any Series C Note at the close of business on any record date (as hereinafter defined) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange thereof subsequent to such record date and prior to such Interest Payment Date. With respect to the payment of interest in default, interest shall be paid to the Person in whose name the Series C Note is registered, on a special record date, established at the election of the Company and which shall be not less than five Business Days preceding the date of payment of such defaulted interest, established for such purpose by notice given by, or on behalf of, the Company to the Holders not less than ten Business Days preceding the date so established. The term "record date" as used herein with respect to any Interest Payment Date (other than any date on which defaulted interest is paid) shall mean the September 1 or March 1 (or if that day is not a Business Day, the next preceding Business Day) next preceding such Interest Payment Date.

         The principal (and premium, if any) of and interest on the Series C Notes shall be payable at the office or agency of the Company in Phoenix, Arizona; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

         The Series C Notes shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in the Indenture.

         The Series C Notes shall be senior in right of payment to all Subordinated Indebtedness of the Company.

         Each individual holder of Series C Notes will be entitled, at such holder's option, at any time following the issuance of the Series C Notes through the close of business on the final maturity date of the Series C Notes, subject to prior redemption, to fix a conversion price equal to 103% of the average closing price of the Common Stock as quoted on the New York Stock Exchange ("NYSE") for the ten (10) consecutive trading days preceding the date on which the conversion price is fixed by notice to the Company from the Noteholder (the "Conversion Price"). Notice fixing the Conversion Price must be given to the Company in writing, by fax and/or registered letter.

         Subsequent to fixing the Conversion Price as outlined above, each individual holder of Series C Notes will be entitled, at such holder's option, at any time through the close of business on the final maturity date of the Series C Notes, subject to prior redemption, to convert the Series C Notes in whole, and all accrued interest payable thereon, into Common Stock of the Company, at the Conversion Price. Notice of the conversion must be given in writing to the Company and the holder's Series C Note must be tendered to the Company with the information completed as provided on the form attached to the Series C Note.

         No fractional shares will be issued. In lieu thereof, the Company will pay cash for fractional share amounts equal to the fair market value of the Common Stock as quoted as the closing price on the NYSE on the date of conversion.

         If any Notes not called for redemption are converted after a record date for the payment of interest and prior to the next succeeding interest payment date, such Notes must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted. No such payment will be required if the Company exercises its right to such Notes on a redemption date that is an interest payment date.

         In the case of Notes called for redemption, conversion rights will expire at the close of business on the business day preceding the day fixed for redemption unless the Company defaults in payment of the redemption price.

         The Conversion Price is subject to adjustment upon the occurrence of certain events, including: (i) the issuance of Common Stock as a dividend or distribution on Common Stock of the Company; (ii) the issuance of Common Stock pursuant to a stock split; (iii) the issuance to all holders of Common Stock of rights or warrants to purchase Common Stock; and (iv) other subdivisions and combinations of the Common Stock, or other changes affecting the outstanding Common Stock of the Company as a class without the Company's receipt of consideration.

         If not earlier converted, the Notes are redeemable at the option of the Company in whole or in part on a pro rata basis, at par value plus accrued interest payable through the redemption date, upon thirty (30) days' written notice to the Noteholders in accordance with the following: (i) from September 12, 1996 until June 15, 1997, the Notes may be redeemed by the Company after the closing price of the Company's Common Stock as quoted on the NYSE has equaled or exceeded $25.00 for any ten (10) consecutive trading days, and (ii) after June 15, 1997, the Notes may be redeemed by the Company at any time at par value plus all accrued interest payable through the date of redemption.

         The Noteholders will have the right to convert their Notes at any time until the close of business on the date fixed for redemption. The redemption price will be paid within forty-eight (48) hours of the redemption date. If less than all of the Notes are to be redeemed in the case of any redemption by the Company, the Trustee shall select the Notes or the portion thereof to be redeemed, by lot or by any other method the Trustee shall deem fair and reasonable.


         2.5 Denominations. The Series C Notes may be issued in denominations of $1,000 and any multiple thereof.

         2.6 Form of Series C Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF THE LAW.

                                  SIMULA, INC.

                SERIES C 10% SENIOR SUBORDINATED CONVERTIBLE NOTE

                                    DUE 1999

$_____________                                                  No._____________


         SIMULA, INC., a corporation duly organized and existing under the laws of the State of Arizona (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of ____________________ DOLLARS on September 15, 1999, and to pay interest thereon from the later of the date of authentication and issuance of this Series C Note under the Supplement ("Date of Issue") or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, semiannually on September 15 and March 15 in each year, commencing March 15, 1997 at the rate of 10% per annum, until the principal hereof is paid or duly provided for. Interest will be calculated on the basis of a 360-day year comprised of twelve (12) 30-day months, using the actual number of days elapsed. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Series C Note is registered at the close of business on September 1 or March 1 (or if such day is not a Business Day then at the close of business on the Business Day next preceding such day) next preceding such Interest

Payment Date. Payments of the principal of (and premium, if any) and interest on this Series C Note will be made at the office or agency of the Company maintained for that purpose in Phoenix, Arizona, or in such other office or agency as may be established by the Company pursuant to said Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (subject to collection) by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

         This Series C Note is one of a duly authorized issue of the Series C Notes of the Company designated as its Series C 10% Senior Subordinated Convertible Notes Due 1999 (herein called the "Series C Notes"), limited in aggregate principal amount to $14,300,000 issued and to be issued under an Indenture, dated as of December 17, 1993, and Supplement, dated as of September 12, 1996 (hereinafter together called the "Indenture"), between the Company and Bank One Trust Company, NA, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The term "Note" or "Notes" as used herein shall refer to the Series C Notes, the Initial Notes and Notes hereafter issued pursuant to the Indenture.

         The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding (as defined in the Indenture). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series C Note shall be conclusive and binding upon such Holder and upon all future Holders of this Series C Note and of any Series C Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Series C Note.

         No reference herein to the Indenture and no provisions of this Series C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Series C Note at the times, places and rate, and in the coin and currency, herein prescribed.

         As provided in the Indenture, and subject to certain limitations therein set forth, this Series C Note is transferable on the Note Register of the Company, upon surrender of this Series C Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in Columbus, Ohio, or at such other office or agency as may be established by the Company for such purpose pursuant to the Indenture, duly endorsed by, or accompanied by written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series C Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company has appointed the Trustee as the initial Note Registrar and Paying Agent for the Series C Notes.

         Each individual holder of Notes will be entitled, at such holder's option, at any time following the issuance of the Notes through the close of business on the final maturity date of the Notes, subject to prior redemption, to fix a conversion price equal to 103% of the average closing price of the Common Stock as quoted on the New York Stock Exchange ("NYSE") for the ten (10) consecutive trading days preceding the date on which the conversion price is fixed by notice to the Company from the Noteholder (the "Conversion

Price"). Notice fixing the Conversion Price must be given to the Company in writing, by fax and/or registered letter.

         Subsequent to fixing the Conversion Price as outlined above, each individual holder of Notes will be entitled, at such holder's option, at any time through the close of business on the final maturity date of the Notes, subject to prior redemption, to convert the Notes in whole, and all accrued interest payable thereon, into Common Stock of the Company, at the Conversion Price. Notice of the conversion must be given in writing to the Company and this Note must be tendered to the Company with the information completed as provided on the form attached to this Note.

         No fractional shares will be issued. In lieu thereof, the Company will pay cash for fractional share amounts equal to the fair market value of the Common Stock as quoted as the closing bid price on the NYSE on the date of conversion.

         If any Notes not called for redemption are converted after a record date for the payment of interest and prior to the next succeeding interest payment date, such Notes must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted. No such payment will be required if the Company exercises its right to such Notes on a redemption date that is an interest payment date.

         In the case of Notes called for redemption, conversion rights will expire at the close of business on the business day preceding the day fixed for redemption unless the Company defaults in payment of the redemption price.

         The Conversion Price is subject to adjustment in order to preserve the economics of the original conversion rights upon the occurrence of certain events, including: (i) the issuance of Common Stock as a dividend or distribution on Common Stock of the Company; (ii) the issuance of Common Stock pursuant to a stock split; (iii) the issuance to all holders of Common Stock of rights or warrants to purchase Common Stock; and (iv) other subdivisions and combinations of the Common Stock, or other changes affecting the outstanding Common Stock of the Company as a class without the Company's receipt of consideration.

         If not earlier converted, the Notes are redeemable at the option of the Company in whole or in part on a pro rata basis, at par value plus accrued interest payable through the redemption date, upon thirty (30) days written notice to the Noteholders in accordance with the following: (i) from the date of this Note until June 15, 1997, the Notes may be redeemed by the Company after the closing price of the Company's Common Stock as quoted on the NYSE has equaled or exceeded $25.00 for any ten (10) consecutive trading days, and (ii) on or after June 15, 1997, the Company may redeem the Notes at any time at par value plus all accrued interest payable through the date of redemption.

         The Noteholders will have the right to convert their Notes at any time until the close of business on the date fixed for redemption. The redemption price will be paid within forty-eight (48) hours of the redemption date. If less than all of the Series C Notes are to be redeemed in the case of any redemption by the Company, the Trustee shall select Series C Notes or the portion thereof to be redeemed, by lot or by any other method the Trustee shall deem fair and reasonable.

         Upon a Change of Control (as defined in Section 10.16 of the Indenture), the Company will be required to offer to purchase all of the Notes at 101% of the principal amount thereof, plus accrued interest, if any, to the date of purchase. In addition, in the event that the Company sells assets, under certain circumstances, as described in Section 10.11 of the Indenture, the Company will be required to make an offer to purchase a certain principal amount of the Notes, on a pro rata basis of all Notes tendered, at 100% of the principal amount thereof, plus accrued interest, if any, to the date of purchase.

         If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all or a portion of the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default on the Notes shall occur, a default rate of interest in the amount of 15% per annum shall accrue on the indebtedness evidenced by the Notes from such date for such period of time until the default is cured.

         The Series C Notes are issuable only in registered form, without coupons, in denominations of $1,000. Series C Notes are exchangeable for a like aggregate principal amount of Series C Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Series C Note is registered as the owner hereof for all purposes, whether or not this Series C Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

         This Series C Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereof shall have been manually signed by the Trustee under the Indenture.

         IN WITNESS WHEREOF, SIMULA, INC. has caused this Series C Note to be signed in its name by the manual or facsimile signature of its President and attested by the manual or facsimile signature of its Secretary.

Dated:   September 12, 1996  (Issue Date)

                                                  SIMULA, INC.


                                                  By:/s/Donald Townsend
                                                     --------------------------
                                                     Donald Townsend, President
ATTEST:

/s/Sean K. Nolen
---------------------------------
Sean K. Nolen, Treasurer


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Series C Notes referred to within the mentioned Indenture.

BANK ONE TRUST COMPANY, NA
as Trustee

By:
   ------------------------------
         Authorized Representative

Noteholder's Address:

Tax ID Number:

                                    GUARANTEE

         The Subsidiary Guarantors (as defined in the Indenture), jointly and severally, have unconditionally guaranteed the due and punctual payment of the principal of, premium, if any, and interest on the Notes, and all other amounts due and payable under the Indenture and the Notes by the Company, whether at maturity, acceleration, redemption, repurchase or otherwise, including, without limitation, the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Notes, to the extent lawful.

         The obligations of the Subsidiary Guarantors pursuant to the Guarantee are subject to the terms and limitations set forth in Article 12 of the Indenture, and reference is made thereto for the precise terms of the Guarantee.


                              SUBSIDIARY GUARANTORS

SIMULA GOVERNMENT PRODUCTS, INC., an Arizona corporation     INTAERO, INC., an Arizona corporation

By:  /s/Sean K. Nolen                                        By: /s/Sean K. Nolen
     Its Assistant Treasurer                                     Its Assistant Treasurer

AIRLINE INTERIORS, INC., an Arizona corporation              COACH AND CAR EQUIPMENT CORPORATION,
                                                             an Arizona corporation

By:  /s/Sean K. Nolen                                        By: /s/Sean K. Nolen
     Its Assistant Treasurer                                     Its Assistant Treasurer

ARTCRAFT INDUSTRIES CORP., an Arizona corporation            SIMULA AUTOMOTIVE SAFETY DEVICES, INC.,
                                                             an Arizona corporation

By:  /s/Sean K. Nolen                                        By: /s/Sean K. Nolen
     Its Assistant Treasurer                                     Its Assistant Treasurer


SAFETY EQUIPMENT, INC., an Arizona corporation               SEDONA SCIENTIFIC, INC., an Arizona corporation

By:  /s/Sean K. Nolen                                        By: /s/Sean K. Nolen
     Its Assistant Treasurer                                     Its Assistant Treasurer

INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC.,             VIATECH, INC., a Delaware corporation
an Arizona corporation

By:  /s/Sean K. Nolen                                        By: /s/Sean K. Nolen
     Its Assistant Treasurer                                     Its Assistant Treasurer


         The following abbreviations when used in the inscription of the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                               UNIF GIFT MIN ACT ______________________ Custodian ___________________
TEN ENT - as tenants by the entireties                                               (Cust)                          (Minor)
JT TEN - as joint tenants with right of                                        Act ________________________________________________
         survivorship and not as tenants                                                 (State)
         in common
COM PROP - as community property                             UNIF TRF MIN ACT _______________________ Custodian (until age ________)
                                                                              _______________________ under Uniform Transfers
                                                                               (Minor)
                                                                              to Minors Act _______________________________________
                                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

                                 ASSIGNMENT FORM

To assign this Series C Note, fill in the form below:

I or we assign and transfer this Series C Note to:

(INSERT ASSIGNEE'S SOCIAL SECURITY OR TAX IDENTIFICATION NO.)

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________ as agent to transfer this Series C Note on the books of the Company. The agent may substitute another to act for him.

Date:________________________      Your Signature:______________________________
              (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:____________________________________________________________

By___________________________________
The signature should be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17AD-15 of the Securities Exchange Act of 1934.



                OPTION OF HOLDER TO ELECT PURCHASE OR CONVERSION

         If you want to elect to have this Series C Note purchased by the Company pursuant to Section 10.11 or Section 10.16 of the Indenture or convert this Note to Common Stock pursuant to the Series C Supplemental Indenture, check the appropriate box:

          Section 10.11 [ ]                      Section 10.16 [ ]


                              Conversion [ ]


         If you want to have only part of this Series C Note purchased or converted by the Company, state the amount (in multiples of $1,000):

$__________________________

Date:________________________  Your Signature:__________________________________
              (Sign exactly as your name appears on the other side of this Note)

         2.7 Interest Rate Calculation. Pursuant to Section 9.1 of the Indenture, the following sentence is added to the end of the second paragraph of
Section 3.1 of the Indenture: "Interest will be calculated on the basis of a 360-day year comprised of twelve (12) 30-day months, using the actual number of days elapsed.

         2.8 Supplemental Indentures Without Consent of Holders. Section 9.1 of the Indenture is hereby amended to correct an ambiguity with respect to the issuance of Additional Series of Notes pursuant to Article 14 of the Indenture. A new subparagraph 9.1(7) shall be added to read: "(7) to provide for the issuance of additional Notes pursuant to Article 14 and to set the condition, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of those Notes."


                                        3

                                    COVENANTS

         3.1 Subsidiary Guarantors. Each Subsidiary represents that it was incorporated and became a Subsidiary on or after December 17, 1993. Each Subsidiary is entering into this Supplement to affirm and agree to being Subsidiary Guarantors with respect to the Series C Notes and this Supplement, pursuant to Article 12 of the Indenture. By their execution of this Supplement, each Subsidiary:

         (a) Covenants and agrees to, and shall comply with, all the terms and conditions of the Indenture, as supplemented by this Supplement, pertaining to Subsidiary Guarantors.

         (b) Covenants and agrees, jointly and severally, to guarantee all Notes, including, but not limited to, the Series C Notes, in accordance with, and to the extent provided in, Articles 12 and 13 of the Indenture and this Supplement.

         (c) Covenants and agrees to perform all obligations required of a Subsidiary Guarantor, as provided in the Indenture and this Supplement.


                                        4

                                  MISCELLANEOUS

         4.1 Governing Law. This Supplement and each Series C Note shall be deemed to be contracts made under the internal laws of the State of Arizona and for all purposes shall be construed in accordance with the internal laws of said State.

         4.2 Counterparts. This Supplement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, SIMULA, INC., SIMULA GOVERNMENT PRODUCTS, INC. INTAERO, INC., AIRLINE INTERIORS, INC., COACH AND CAR EQUIPMENT CORPORATION, ARTCRAFT INDUSTRIES CORP., SIMULA AUTOMOTIVE SAFETY DEVICES, INC., SAFETY EQUIPMENT, INC., SEDONA SCIENTIFIC, INC., INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC. and VIATECH, INC. have each caused this Supplement to be signed in their respective corporate names by their respective authorized officers and Bank One Trust Company, NA, Trustee, has caused this Supplemental Indenture to be executed in its corporate name by one of its authorized officers, all as of the date and year first above written.


                         SIMULA, INC., an Arizona corporation



                         By       /s/Bradley P. Forst
                                  ----------------------------------------------
                                  Bradley P. Forst, Vice President and Secretary



                         BANK ONE TRUST COMPANY, NA
                         as Trustee


                         By       /s/Ted Kravits
                                  ----------------------------------------------
                                  Trust Officer

                           SUBSIDIARY GUARANTORS:


                           SIMULA GOVERNMENT PRODUCTS, INC.,
                           an Arizona corporation


                           By      /s/Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer





                           INTAERO, INC., an Arizona corporation


                           By      /s/Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           AIRLINE INTERIORS, INC., an Arizona corporation


                           By      /s/Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           COACH AND CAR EQUIPMENT CORPORATION,
                           an Arizona corporation


                           By      /s/Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           ARTCRAFT INDUSTRIES CORP.,
                           an Arizona corporation


                           By      /s/Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer

                           SIMULA AUTOMOTIVE SAFETY DEVICES, INC.
                           an Arizona corporation


                           By     /s/ Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           SAFETY EQUIPMENT, INC., an Arizona corporation


                           By     /s/ Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           SEDONA SCIENTIFIC, INC., an Arizona corporation


                           By     /s/ Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           INTERNATIONAL CENTER FOR SAFETY
                           EDUCATION, INC., an Arizona corporation


                           By     /s/ Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer




                           VIATECH, INC., a Delaware corporation


                           By     /s/ Sean K. Nolen
                             ---------------------------------------------------
                                    Sean K. Nolen, Assistant Treasurer

STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Vice President and Secretary of SIMULA, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)






STATE OF                                             )
                                                     ) ss.
County of                                            )

         On this _____ day of ______________________, 1996, before me, a Notary
Public in and for said county and state, personally appeared ___________________________ to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he/she is a Trust Officer of BANK ONE TRUST COMPANY, NA, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he/she acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____________ day of _______________________________, 1996.


                                                     ___________________________
                                                     Notary Public
(Seal)

STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA GOVERNMENT PRODUCTS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)






STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of INTAERO, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)

STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of AIRLINE INTERIORS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)






STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of COACH AND CAR EQUIPMENT CORPORATION, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)

STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of ARTCRAFT INDUSTRIES CORP., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)






STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA AUTOMOTIVE SAFETY DEVICES, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)

STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SAFETY EQUIPMENT, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)






STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SEDONA SCIENTIFIC, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)

STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)






STATE OF         ARIZONA        )
                                ) ss.
County of        MARICOPA       )

         On this 12th day of September, 1996, before me, a Notary Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of VIATECH, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of September, 1996.


                                                     /s/
                                                     -------------------
                                                     Notary Public
(Seal)